Exhibit 99.1

Contact:          John B. Williamson, III
                  Chairman, President and CEO
Telephone:        (540) 777-3810

FOR IMMEDIATE RELEASE

                               RGC RESOURCES, INC.
                         FIRST QUARTER FINANCIAL RESULTS

ROANOKE, Va. (January 31, 2006)--RGC Resources, Inc. (NASDAQ: RGCO) announced consolidated Company earnings of $1,452,182 or $0.69 per average diluted shares outstanding for the quarter ended December 31, 2005. This compares to quarterly earnings for the same quarter last year of $1,625,395 or $0.78 per diluted share. John Williamson, Chairman, President and CEO, attributed the decline in earnings for the quarter to the impact of higher natural gas costs increasing bad debt expense accruals and higher employee benefit costs including pension expense.

         Earnings per share for the twelve months ending December 31, 2005 were $1.54 on continuing operations and $1.59 for total operations compared to $1.23 on continuing operations and $6.30 on total operations for the twelve months ended December 31, 2004. Earnings for the twelve months ended December 31, 2004 were positively impacted by a gain of $9,504,329 or $4.65 per diluted share on the sale of propane assets in the quarter ended September 30, 2004. Earnings on continuing operations for the twelve months ended December 31, 2005 were positively impacted by improved margins and sales volumes compared to the prior period.

         RGC Resources, Inc. provides energy and related products and services to customers in Virginia and West Virginia through its operating subsidiaries including Roanoke Gas Company, Bluefield Gas Company, Diversified Energy Company and RGC Ventures of Virginia, Inc.

         From time to time, the Company may publish forward-looking statements relating to such matters as anticipated financial performance, business prospects, technological developments, new products, research and development activities and similar matters. The Private Securities Litigation Reform Act of 1995 provides a safe harbor for forward-looking statements. In order to comply with the terms of the safe harbor, the Company notes that a variety of factors could cause the Company's actual results and experience to differ materially from the anticipated results or other expectations expressed in the Company's forward-looking statements.



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         Summary financial statements for the first quarter and twelve months are as follows:
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

                                                                RGC Resources, Inc. and Subsidiaries
                                               Condensed Consolidated Statements of Earnings and Comprehensive Income
                                   (Unaudited)

                                                             Three Months Ended                       Twelve Months Ended
                                                                 December 31,                             December 31,
                                                            2005               2004                   2005            2004
                                                    -----------------------------------      -----------------------------------
Revenues                                             $   52,763,999      $   34,652,352      $  139,759,434      $   107,919,948
Cost of sales                                            44,900,635          27,354,335         114,042,085           83,974,404
                                                    ---------------    ----------------      --------------      ---------------
Gross margin                                              7,863,364           7,298,017          25,717,349           23,945,544
Other operating expenses                                  4,845,045           4,135,459          18,408,575           17,965,614
Interest expense                                            668,787             544,718           2,149,362            1,928,235
                                                    ---------------    ----------------      --------------      ---------------
Income from continuing operations
   before income taxes                                    2,349,532           2,617,840           5,159,412            4,051,695
Income tax expense from continuing operations               897,350           1,000,554           1,936,583            1,518,178
                                                    ---------------    ----------------      --------------      ---------------
Net income  from continuing operations                    1,452,182           1,617,286           3,222,829            2,533,517
Net income from discontinued operations,
  net of income taxes                                             -               8,109             110,864           10,426,488
                                                    ---------------    ----------------      --------------      ---------------
Net income                                                1,452,182           1,625,395           3,333,693           12,960,005
Other comprehensive income (loss), net of tax                22,386              32,420            (344,995)              81,581
                                                    ---------------    ----------------      --------------      ---------------
Comprehensive income                                 $    1,474,568       $   1,657,815      $    2,988,698       $   13,041,586
                                                    ===============    ================      ==============      ================

Basic earnings per share of common stock:
  Income from continuing operations                  $         0.69       $        0.79      $         1.54       $         1.24
  Discontinued operations                                         -                   -                0.05                 5.11
                                                    ---------------    ----------------      --------------      ---------------
  Net income                                         $         0.69       $        0.79      $         1.60       $         6.35
                                                    ===============    ================      ==============      ===============

Diluted earnings per share of common stock:
  Income from continuing operations                  $         0.69       $        0.78      $         1.53       $         1.23
  Discontinued operations                                         -                   -                0.05                 5.07
                                                    ---------------    ----------------      --------------      ---------------
  Net income                                         $         0.69       $        0.78      $         1.59       $         6.30
                                                    ===============    ================      ==============      ===============

Cash dividends per common share                      $        0.300       $       0.295      $        1.185       $        5.680
                                                    ===============    ================      ==============      ===============

Weighted average number of common shares outstanding:
   Basic                                                  2,104,089           2,066,901           2,089,224            2,042,149
   Diluted                                                2,114,880           2,078,860           2,102,119            2,056,588

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                      Condensed Consolidated Balance Sheets
                                   (Unaudited)

                                                                   December 31,
                                                         2005                       2004
                                                ---------------------      ---------------------
Assets
Current assets                                      $   59,907,867             $   46,503,889
Total property, plant and equipment, net                74,855,914                 71,792,501
Other assets                                               555,729                    534,695
                                                ---------------------      ---------------------

  Total Assets                                      $  135,319,510             $  118,831,085
                                                =====================      =====================

Liabilities and Stockholders' Equity
Current liabilities                                 $   53,071,271             $   53,152,887
Long-term debt                                          30,000,000                 16,000,000
Deferred credits and other liabilities                  13,047,541                 11,967,555
   Total Liabilities                                    96,118,812                 81,120,442
Stockholders' Equity                                    39,200,698                 37,710,643
                                                ---------------------      ---------------------

  Total Liabilities and Stockholders' Equity        $  135,319,510             $  118,831,085
                                                =====================      =====================

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